UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 18, 2008

Date of Report (Date of earliest event reported)

Macrovision Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 18, 2008, Macrovision Corporation (“Macrovision”) issued a press release announcing preliminary pro forma combined results for the first quarter 2008.

The above description of the press release is qualified in its entirety by reference to Macrovision’s April 18, 2008 press release which is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Pro forma combined revenue and Adjusted EBITDA are measures of Macrovision’s and Gemstar-TV Guide’s continued performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effects of some non-cash and one-time expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of the combined company’s pro forma core operating results, or that are expected to be incurred over a limited period of time.

Macrovision Solutions Corporation has filed a Registration Statement on Form S-4 (Registration No. 333-148825) containing a joint proxy statement-prospectus regarding the proposed transaction and other documents regarding the proposed transaction with the Securities and Exchange Commission. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT-PROSPECTUS AND SUCH OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANIES AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the joint proxy statement-prospectus and other documents filed by Macrovision Solutions, Macrovision and Gemstar-TV Guide with the Securities and Exchange Commission at the Securities and Exchange Commission’s Web site at http://www.sec.gov. Stockholders may also obtain a free copy of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission incorporated by reference in the joint proxy statement/prospectus, such as annual, quarterly and special reports, and other information, directly from Macrovision by directing a request to Macrovision Investor Relations at 408-969-5475 and directly from Gemstar-TV Guide by directing a request to Gemstar-TV Guide Investor Relations at 323-817-4600.

Each company’s directors and executive officers and other persons may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Macrovision’s directors and officers can be found in its Form 10-K/A filed with the Securities and Exchange Commission on February 29, 2008 and information regarding Gemstar-TV Guide’s directors and officers can be found in its Form 10-K filed with the Securities and Exchange Commission on February 14, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated April 18, 2008, announcing preliminary pro forma combined results for the first quarter 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Corporation (Registrant)

Date: April 18, 2008	By:	/s/ Stephen Yu
Stephen Yu EVP and General Counsel

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